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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington D. C.  20549

                                 ------------

                                   FORM 8-K

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported):                              January 25, 1995



                             HECLA MINING COMPANY
            (Exact name of registrant as specified in its charter)



                                   DELAWARE
                (State or other jurisdiction of incorporation)


         1-8491                                            82-0126240
(Commission File Number)                       (IRS Employer Identification No.)



           6500 MINERAL DRIVE
          COEUR D'ALENE, IDAHO                              83814-8788
(Address of principal executive offices)                    (Zip Code)



                                (208) 769-4100
                       (Registrant's Telephone Number)
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Item 5.          Other Events.

                 On January 26, 1995, the Registrant issued the press release attached hereto as Exhibit A, which is incorporated herein by this reference, relating to an Order Granting Limited Stay of Preliminary Injunction in the United States District Court for the District of Idaho, Civil Case No. 94-0159-S-HLR, dated January 25, 1995. The Order is attached hereto as Exhibit B, which is incorporated herein by this reference.

Item 7.          Financial Statements, Proforma Financial Information and
                 Exhibits.

                 Exhibit A - Press Release dated January 26, 1995.

                 Exhibit B - Order Granting Limited Stay of Preliminary
                             Injunction


                                   SIGNATURE

                 Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                   HECLA MINING COMPANY




                                   By   /s/ Michael B. White
                                      --------------------------------------
                                      Name:  Michael B. White
                                      Title: Vice President - General
                                               Counsel and Secretary




Dated:  January 26, 1995






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                                EXHIBIT INDEX
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                 Exhibit A - Press Release dated January 26, 1995.

                 Exhibit B - Order Granting Limited Stay of Preliminary
                             Injunction